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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D. C. 20549


                              FORM 8-K
                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 12, 2000


                             SOLUTIA INC.
                             ------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                              DELAWARE
                              --------
                      (STATE OF INCORPORATION)

        001-13255                               43-1781797
        ---------                               ----------
        (COMMISSION                             (IRS EMPLOYER
        FILE NUMBER)                            IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
---------------------------------------------------------------   ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                            (314) 674-1000
                            --------------
          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On April 12, 2000, Solutia Inc. and FMC Corporation completed the formation of Astaris LLC, a joint venture company combining the phosphorus chemicals businesses of Solutia and FMC. Astaris will manufacture and market phosphorus chemicals for industrial applications and consumer products.

In return for a 50% interest in Astaris, Solutia contributed manufacturing sites in St. Louis, Missouri; Ontario, California; and Augusta, Georgia; and its unit operations dedicated to phosphorus chemicals in Trenton, Michigan; Sauget, Illinois; and Sao Jose dos Campos, Brazil. In addition, Astaris will assume Solutia's equity interest in a Brazilian joint venture that produces purified phosphoric acid.

In return for its 50% interest in Astaris, FMC contributed manufacturing sites in Carteret, New Jersey; Lawrence, Kansas; Kemmerer, Wyoming; and Pocatello and Dry Valley, Idaho; and FMC's Green River, Wyoming phosphate plant. Astaris will assume the FMC/NuWest agreements on the purified phosphoric acid facility being built near Soda Springs, Idaho.

The joint venture transaction is more fully described in the Joint Venture Agreement and amendments to the Agreement, all of which are attached as exhibits to this report.

The Federal Trade Commission approved the joint venture on April 7, 2000. As a result of the review approval process, Astaris expects to sell its Augusta, Georgia plant to Prayon Societe Chimique Prayon - Rupel S.A. in a transaction expected to close on October 1, 2000. Astaris also expects to sell the P2S5 business and the P2S5 unit operations at Lawrence, Kansas to Peak Investments, Kansas City, Missouri, in a transaction expected to close effective April 30, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)  Pro Forma Financial Information

             (i)  Unaudited Pro Forma Consolidated Condensed
                  Statement of Income for the year ended December 31, 1999, including notes thereto.

             (ii) Unaudited Pro Forma Consolidated Condensed
                  Statement of Financial Position as of December 31, 1999, including notes thereto.

        (c)  Exhibits

             See the Exhibit Index attached to this report and incorporated by reference.



                                 2



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    Unaudited Pro Forma Consolidated Condensed Financial Statements

The following unaudited pro forma consolidated condensed financial statements give effect to the disposition of Solutia Inc.'s phosphorus chemicals business and simultaneous acquisition of a 50 percent interest in the Astaris LLC joint venture, after giving effect to the pro forma adjustments described in the notes to the unaudited pro forma consolidated condensed financial statements. The unaudited pro forma consolidated condensed financial statements were prepared from, and should be read in conjunction with, the historical financial statements of Solutia Inc. for the period ended December 31, 1999.

The Unaudited Pro Forma Consolidated Condensed Statement of Income gives effect to the disposition of the phosphorus chemicals business and the acquisition of a 50 percent ownership interest in the Astaris joint venture as if the transactions had occurred on January 1, 1999. The Unaudited Pro Forma Consolidated Condensed Statement of Financial Position gives effect to the disposition of Solutia's phosphorus chemicals business and the acquisition of the 50 percent ownership interest in Astaris as if the transactions had occurred on December 31, 1999.

It is necessary to present the unaudited pro forma consolidated condensed financial information with cautions as to its interpretations and usefulness. The unaudited pro forma consolidated condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if Solutia's disposition of its phosphorus chemicals business and its acquisition of the 50 percent joint venture interest in Astaris had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position of Solutia. Further, the unaudited pro forma consolidated condensed financial information does not reflect any benefits or synergies that are expected to result from the combination of Solutia's and FMC's phosphorus chemicals businesses into Astaris.


                               UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                            FOR THE YEAR ENDED DECEMBER 31, 1999
                                       (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                                   PRO FORMA ADJUSTMENTS
                                                                             --------------------------------
                                                                 HISTORICAL                                     PRO FORMA
                                                                   SOLUTIA      DISPOSITION     ACQUISITION      SOLUTIA
                                                                ----------------------------------------------------------
                                                                                   <F1>            <F2>

NET SALES                                                           $2,830           $(285)          $ --         $2,545
Cost of goods sold                                                   2,178            (230)            --          1,948
                                                                    ------           -----           ----         ------
GROSS PROFIT                                                           652             (55)            --            597
Marketing, Administrative and Technological expenses                   355             (16)            --            339
Amortization expense                                                     3              --             --              3
                                                                    ------           -----           ----         ------
OPERATING INCOME                                                       294             (39)            --            255
Equity income from affiliates                                           36               1             26             63
Interest expense                                                       (40)             --             --            (40)
Other income (expense) - net                                            13              --             --             13
                                                                    ------           -----           ----         ------
INCOME BEFORE INCOME TAXES                                             303             (38)            26            291
Income taxes                                                            97             (12)            --             85
                                                                    ------           -----           ----         ------
NET INCOME                                                          $  206           $ (26)          $ 26         $  206
                                                                    ======           =====           ====         ======

BASIC EARNINGS PER SHARE                                            $ 1.86                                        $ 1.86
                                                                    ======                                        ======
DILUTED EARNINGS PER SHARE                                          $ 1.80                                        $ 1.80
                                                                    ======                                        ======
Weighted-average equivalent shares (in millions):
Basic                                                                110.8                                         110.8
Effect of dilutive securities:
Common share equivalents - common stock issuable upon
   exercise of outstanding stock options                               3.8                                           3.8
                                                                     -----                                         -----
Diluted                                                              114.6                                         114.6
                                                                     =====                                         =====


See accompanying notes to unaudited pro forma consolidated condensed financial statements.

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
                          UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION
                                                    AS OF DECEMBER 31, 1999
                                                     (DOLLARS IN MILLIONS)

                                                                                      PRO FORMA ADJUSTMENTS
                                                                                 -----------------------------
                                                                    HISTORICAL                                   PRO FORMA
                                                                     SOLUTIA       DISPOSITION    ACQUISITION     SOLUTIA
                                                                   --------------------------------------------------------
                                                                                      <F1>           <F2>
               ASSETS
Current Assets:
Cash and cash equivalents                                            $   28          $  --           $ --         $   28
Trade receivables, net                                                  483             --             --            483
Miscellaneous receivables and prepaid expenses                          131             --             --            131
Deferred income tax benefit                                             101             --             --            101
Inventories                                                             371            (26)            --            345
                                                                     ------          -----           ----         ------
TOTAL CURRENT ASSETS                                                  1,114            (26)            --          1,088

NET PROPERTY, PLANT AND EQUIPMENT                                     1,316            (70)            --          1,246
INVESTMENTS IN AFFILIATES                                               377            (10)            89            456
NET GOODWILL                                                            511             --             --            511
LONG-TERM DEFERRED INCOME TAX BENEFIT                                   232             --             --            232
OTHER ASSETS                                                            220             --             15            235
                                                                     ------          -----           ----         ------
TOTAL ASSETS                                                         $3,770          $(106)          $104         $3,768
                                                                     ======          =====           ====         ======

     LIABILITIES AND SHAREHOLDERS'
                EQUITY

CURRENT LIABILITIES:
Accounts payable                                                     $  312          $  --           $ --         $  312
Accrued liabilities                                                     504             (1)            --            503
Short-term debt                                                         511             --             --            511
                                                                     ------          -----           ----         ------
TOTAL CURRENT LIABILITIES                                             1,327             (1)            --          1,326

LONG-TERM DEBT                                                          802             --             --            802
POSTRETIREMENT LIABILITIES                                              998             --             --            998
OTHER LIABILITIES                                                       561             (1)            --            560

TOTAL SHAREHOLDERS' EQUITY                                               82           (104)           104             82
                                                                     ------          -----           ----         ------
TOTAL LIABILITIES AND SHAREHOLDERS'
EQUITY                                                               $3,770          $(106)          $104         $3,768
                                                                     ======          =====           ====         ======

See accompanying notes to unaudited pro forma consolidated condensed financial statements.


  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
              AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1999

The pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Financial Statements were made to reflect the following:

[FN]
<F1> To record the disposition of Solutia's phosphorus chemicals business.

<F2> To record the acquisition of a 50 percent ownership interest in the Astaris LLC joint venture and associated assets.


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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   SOLUTIA INC.
                     ---------------------------------------------------
                                   (Registrant)

                                   /s/ James M. Sullivan
                     ---------------------------------------------------
                                   Vice President and Controller
                                   (Principal Accounting Officer)



Date: April 27, 2000



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                            EXHIBIT INDEX


These exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K.

Exhibit
Number                  Description
-------                 -----------

 2          i.    Joint Venture Agreement between Solutia Inc. and FMC
                    Corporation, <F*> including identification of contents of omitted schedules and attachments and agreement to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

            ii.   First Amendment to Joint Venture Agreement.

            iii.  Second Amendment to Joint Venture Agreement.

            iv.   Third amendment to Joint Venture Agreement, <F*>
                    including identification of contents of omitted schedules and attachments and agreement to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

 99         Press release of Astaris LLC, dated April 17, 2000.

            [FN]
            <F*> Confidentiality requested for a portion of this exhibit.




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